Deferred tax	12 Months Ended
Dec. 31, 2018
Deferred Tax Assets And Liabilities [Abstract]
Deferred tax
25.	Deferred tax

As a result of the purchase price allocation exercise arising from the acquisition of Style.com a deferred tax liability of $719,000 has been recognized in 2017 as a temporary difference. Refer to note 5.

Deferred tax liabilities	Note	2017	2018
At January 1		493	1,079
Deferred tax recognized on acquisition	5	719	-
Foreign exchange		91	(52)
Released to profit or loss		(224)	(282)
At December 31		1,079	745

Deferred tax assets	2017	2018
At January 1	493	1,079
Deferred tax recognized	719	-
Foreign exchange	91	(52)
Released to profit or loss	(224)	(282)
At December 31	1,079	745
Deferred tax, net
At December 31	-	-

A deferred tax asset has been recognized in 2017 following the acquisition of Style.com (note 5) equal to and to fully offset the deferred tax liability.

Deferred tax assets have been offset against deferred tax liabilities because they are in the same jurisdiction.

Unrecognized deferred tax assets

Unutilized trading tax losses

The Group has accumulated unutilized tax losses carried forward as at December 31, 2018 of $382m (2017: $232m). A net deferred tax asset is only recognized where it can be shown that it is probable that future taxable profits will be available against which the Group can utilize the asset. Subject to specific legislation regarding changes in ownership and the nature of trade, trading losses are available to be either carried forward indefinitely or for a significant time period.

	Local currency	2017	2017	2018	2018
		Local ‘m	$’m	Local ‘m	$’m
UK trading losses	GBP	136	184	259	331
US Net Operating Losses (“NOL”)	USD	29	29	34	34
Brazil trading losses	BRL	42	13	49	13
Japan trading losses	JPY	463	4	274	2
Hong Kong trading losses	HKD	16	2	14	2
		686	232	630	382

UK trading losses are available to be carried forward indefinitely. Legislation has been introduced with effect from April 1, 2017 whereby losses arising after April 1, 2017 can be set against total profits of the company. The amount of total profits that can be offset by brought forward losses is restricted to the first £5m of profits, and an additional 50% of profits that exceed £5.0m.

US Net Operating Losses as at December 31, 2017 ($29m) are available to be carried forward for a period of 20 years. The carry forward NOLs start to expire in different years, the first of which is December 31, 2030. NOLs generated after January 1,2018 ($5m) have an indefinite carry forward period but are subject to an 80% limitation per year.

Brazilian, Japanese and Hong Kong trading losses as at December 31, 2018 are available to be carried forward indefinitely but utilization of losses in respect of Brazil and Japan are restricted to 30% and 50% respectively against taxable income in future taxable periods.

Unutilized future tax deductions on employee share option gains

The Group has an unrecognized gross deferred tax asset of approximately $212m in respect of a future tax deduction on share options that are unexercised as at 31 December 2018 that when exercised will result in a gain and a potential deduction for corporation tax purposes. A net deferred tax asset is only recognized where it can be shown that it is probable that future taxable profits will be available against which the Group can utilize the asset.